UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 20, 2003

LIFEPOINT, INC.

(Exact name of registrant as specified in its charter)

DELAWARE #33-0539168

(State or other jurisdiction of (I.R.S. Employer

incorporation or organization) Identification Number)

1205 S. Dupont Street, Ontario, California 91761

(Address of Principal Executive Offices) (Zip Code)

(909) 418-3000

Registrant's Telephone Number, Including Area Code

Item 5. Other Information

LifePoint, Inc. issued a letter to stockholders on February 20, 2003 to announce current status of the company, its product development and marketing efforts. The stockholder letter is included in its entirety as Exhibit 99.1.

Item 7. Exhibits

(c) Exhibits

99.1 Stockholder letter issued February 20, 2003

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned therein to be duly authorized.

LIFEPOINT, INC.

(Registrant)

Date: February 20, 2003 By /s/ Michele A. Clark

Michele A. Clark

Controller and Chief Accounting Officer